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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): May 21, 2001


                                 Sheldahl, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


       Minnesota                       0-45                    41-0758073
----------------------------       ------------            -------------------
(State or other jurisdiction       (Commission              (I.R.S. Employer
      of incorporation)            File Number)            Identification No.)


              1150 Sheldahl Road
              Northfield, Minnesota                        55057
      ----------------------------------------           ----------
      (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code: (507) 663-8000


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Items 1, 2, 3, 4, 6, 8 and 9 are not included.


ITEM 5. OTHER EVENTS

        On May 21, 2001, Sheldahl, Inc., a Minnesota corporation ("Sheldahl" or the "Company"), announced that it was actively pursuing opportunities to sell a portion of its technical materials business based in Northfield, Minnesota. The sale would include the Company's vacuum deposited materials, unidirectional tape and specialty laminates, including Copper/PET and Copper/PEN used in the electronics industries (the "Materials Business"). The Company has entered into a letter agreement (the "Letter Agreement") with Ampersand IV Limited Partnership, Ampersand IV Companion Fund Limited Partnership (collectively, "Ampersand") and Morgenthaler Venture Partners V, L.P. ("Morgenthaler" and, collectively with Ampersand, the "Investors") pursuant to which the Investors agreed to immediately undertake an evaluation of the possible acquisition by the Investors of the Materials Business. Contemporaneous with the execution of the Letter Agreement, the Investors and Molex Incorporated ("Molex") extended $5,000,000 in financing to the Company, on the terms described below.

Letter Agreement

        Under the terms of the Letter Agreement, the Company and the Investors have agreed to proceed in good faith to negotiate a possible sale of the Materials Business. Any consummation of the purchase of the assets of the Materials Business is conditioned on agreement on price, and is subject to the finalization of a definitive acquisition agreement, the satisfactory completion of a due diligence investigation of Sheldahl's Material Business and the completion of a debt financing in the form of term debt and a revolver in favor of the Investors to fund a portion of the purchase price of the Materials Business, transaction costs and working capital.

        The Investors and the Company have agreed that until July 22, 2001 (the "Non-Exclusive Period"), the Company is free to engage in discussions with, solicit or consider proposals from, and enter into non-exclusive letters of intent or agreements with any party regarding acquisition and investment with respect to Materials Business assets. The Company may also provide information to such parties in connection with their due diligence investigation.

        If Sheldahl desires to enter into an exclusive relationship with a third party during the Non-Exclusive Period, Sheldahl may do so provided it pays the Investors' expenses related to the pursuit of a transaction, in an amount not to exceed $300,000 and arranges for the assignment and payment in full of the $5 million loan (described below). Upon consummation of any such agreement Sheldahl also must pay the Investors a fee of $900,000.



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        After the Non-Exclusive Period, in the event the Company does not terminate the Letter Agreement during such Non-Exclusive Period, the Company then must negotiate exclusively with the Investors for a period of thirty days, until August 21, 2001.

        The Letter Agreement expires on August 21, 2001 (the "Termination Date"). In the event the Company terminates the Letter Agreement prior to its Termination Date, other than as the result of a breach by the Investors of a material provision of the Letter Agreement, the Company must pay the Investors $900,000, plus all of its out-of-pocket expenses and legal fees, not to exceed $300,000, and pay the $5 million loan (described below), subject to the Investors' and the Company's obligations under a Subordination Agreement with Wells Fargo Bank Minnesota, N.A.

        Whether or not a transaction is concluded with the Investors, the Company also must pay the Investors' expenses, not to exceed $300,000, unless the Investors breach their obligations in the Letter Agreement.

        The Letter Agreement is incorporated herein by reference as Exhibit 10.0 hereto. The foregoing description of the Letter Agreement does not purport to be complete as is qualified in its entirety by reference to such Exhibit.

Subordinated Secured Notes Purchase Agreement.

        Concurrent with entering into the Letter Agreement, Sheldahl executed a Subordinated Secured Notes Purchase Agreement (the "Debt Agreement") by and among Sheldahl, the Investors and Molex. Under the terms of the Debt Agreement, Morgenthaler, Ampersand and Molex (the "Purchasers") purchased $5,000,000 of 22% Senior Secured Subordinated Notes (the "Notes") ("the "Debt Investment").

        Under the terms of the Debt Agreement, interest compounds and is payable quarterly at the rate of 22% per annum. The Notes (and all accrued interest) are due and payable simultaneously with the repayment in full of all of the Company's obligations under its current Credit and Security Agreement with Wells Fargo Bank Minnesota, N.A. or earlier as provided therein. The Notes are secured by all of the non real property assets of the Company and its subsidiaries. The Notes are subordinate to the obligations of the Company to Wells Fargo.

        In connection with the execution of the Debt Agreement, the Company agreed to pay the Purchasers a commitment fee of $500,000, such fee to be payable at the maturity date of the Notes.

        The Debt Agreement and Form of Note issuable thereunder, are incorporated herein by reference to Exhibits 4.1 and 4.2 hereto. The foregoing description of the Debt Agreement and the Notes does not purport to be complete and is qualified in its entirety by reference to such Exhibits.

Bank Amendment

        In connection with the consummation of the Debt Investment, Wells Fargo Bank Minnesota, N.A. waived various financial covenant defaults with respect to the Company's first quarter. The



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Ninth Amendment to Credit Agreement, among other things, establishes a new covenant for the second quarter based on minimum EBITDA, requires agreement on new financial covenants prior to the end of the second quarter and consents to the Debt Investment.

7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

               (C)    Exhibits

      Exhibit  4.1.   Subordinated Secured Notes Purchase Agreement dated May 23, 2001 among
                      Sheldahl, Inc. and the entities listed on Schedule I thereto.

      Exhibit  4.2.   Form of Note to Subordinated Secured Purchase Agreement.

      Exhibit  4.3.   Ninth Amendment to Credit and Security Agreement dated May 23, 2001 between the Company and Wells Fargo Bank Minnesota N. A., as Agent.

      Exhibit 10.0.   Letter Agreement dated May 23, 2001 among the
                      Company, Ampersand IV Limited Partnership, Ampersand IV
                      Companion Fund Limited Partnership and Morgenthaler Venture
                      Partners V, L.P.

      Exhibit 99.0.   Press release of May 21, 2001.



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       Sheldahl, Inc.



                                       By /s/ Donald R. Friedman
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                                              Donald R. Friedman, President and
                                              Chief Executive Officer

Dated: May 23, 2001

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